                                            NOTE AND SECURITY AGREEMENT
                                   [Corporate Debtor with Individual Guarantors]

Note #063-2181 5-000
$500,000.00                                             Date: September 10, 1997

         This Note and Security Agreement is entered into by and among HLM Design, Inc. a Delaware corporation, ("Debtor"), Hansen Lind Meyer, Inc., and Joseph M. Harris and Vernon B. Brannon and William J. Blalock (each individually a "Guarantor" and collectively the "Guarantors"), and Berthel Fisher & Company Leasing, Inc., an Iowa corporation, 100 Second Street SE, Cedar Rapids, Iowa ("Lender").

                                    RECITALS

         A. Debtor has requested that Lender provide Debtor with a working capital loan.

         B. The Guarantors each have an affiliated relationship or directly, or indirectly own stock of the debtor.

         C. Debtor and the Guarantors each individually perceive substantial business advantage from the transactions contemplated by this Note and Security Agreement.

         D. Lender has, as a condition to making the Loan to Debtor required that Debtor and the Guarantors each participate and that the parties execute and deliver this Note and Security Agreement.

         E. Lender has, as a condition to making the loan to Debtor required the Debtor to execute a common stock purchase warrant and a Registration Rights Agreement, as evidenced by Exhibit C, and Exhibit D, respectively, both of which are attached hereto and made a part hereof.

The parties agree:

1. Definitions.

         "Collateral" means all of Debtor's presently owned and hereafter acquired personal property and fixtures, including, but not limited to, all equipment, inventory, accounts, general intangibles, instruments, documents, contract rights, chattel paper and fixtures, and all products and proceeds thereof (all as defined in the UCC as defined hereinbelow) including insurance proceeds, and including but not limited to all of Debtor's presently existing and hereafter arising contract rights arising from, or related or incidental to, management and services agreements (and all amendments and modifications thereof) which Debtor enters into with various architectural and engineering firms, including without limitation, those certain management and services agreements identified on Schedule I to Exhibit B attached hereto and incorporated by reference, together with all renewals, modifications, amendments and extensions thereof, and all existing and hereafter arising accounts and/or rights to receive payments associated therewith, and any and all proceeds from any of the foregoing (the foregoing collectively referred to herein as the "Collateral").

         "Obligations" shall mean (a) the unpaid principal amount of, and accrued interest on, the loan to Debtor evidenced by this Note and Security Agreement and (b) all other indebtedness, obligations, and liabilities of Debtor to Lender, now existing or hereafter incurred under, arising out of, or in connection with this Note and Security Agreement, whether for principal interest, fees, expenses or otherwise.

         2. Payments. Debtor promises to pay to the order of Lender or its assignee, monthly payments of interest at the rate of twelve percent (12%) per annum on the unpaid balance remaining from time to time unpaid based upon a 360 day year. All accrued interest and principal shall be due and payable on May 1, 1998.

         Debtor acknowledges and agrees that (i) all costs, expenses and liabilities in connection with its operations shall be borne by Debtor, (ii) Debtor's obligation to pay Lender all amounts due is absolute and unconditional, and (iii) Debtor shall not be entitled to any abatement, reduction, set-off, or counterclaim.

         All payments called for under this Note and Security Agreement to be made to Lender shall be made as designated by Lender or Lender's assignee.

         Each such payment shall be applied first to interest due on the unpaid principal and the remainder in reduction of the principal.

         It is agreed that in no event and under no circumstances shall any amount paid by the Debtor to Lender exceed the highest lawful rate permissible, under applicable law. If in any circumstances whatsoever, it is determined that performance under this Note and Security Agreement shall result in payment of interest in excess of that allowed by applicable law, then such excess interest collected shall not be applied to the payment of interest and interest shall be at the highest rate allowed by applicable law.

         In the event of default and acceleration or in the event Debtor prepays the Obligations, the amount due upon payment after default or upon prepayment is all unpaid interest plus the principle not yet paid.

         3. Security Interest. Debtor grants to Lender a security interest in the following described collateral (collectively the "Collateral") to secure the Obligations.

         (a) All Collateral as follows:

         "Collateral" means all of Debtor's presently owned and hereafter acquired personal property and fixtures, including, but not limited to, all equipment, inventory, accounts, general intangibles, instruments, documents, contract rights, chattel paper and fixtures, and all products and proceeds thereof (all as defined in the UCC as defined hereinbelow) including insurance proceeds, and including but not limited to all of Debtor's presently existing and hereafter arising contract rights arising from, or related or incidental to, management and services agreements (and all amendments and modifications thereof) which Debtor enters into with various architectural and engineering firms, together with all renewals, modifications, amendments and extensions thereof, and all existing and hereafter arising accounts and/or rights to receive payments associated therewith, and any and all proceeds from any of the foregoing (the foregoing collectively referred to herein as the "Collateral").

         (b) The proceeds of all insurance polices covering the Collateral and all proceeds of the Collateral.

         4. Expenses. Debtor, upon demand, shall pay to Lender all expenses, including, but not limited to, reasonable attorney's fees and legal expenses incurred by Lender in seeking to collect the Obligations or to defend or enforce any of Lender's rights in the Collateral. Such amounts shall be an Obligation under this Note and Security Agreement and if not paid on demand shall bear interest at a default rate of 1 1/2 times the rate specified in paragraph 2.

         5. Representations, Warranties and Covenants. Debtor and Guarantors represent, warrant and agree (which shall survive until the Obligations are paid in full):

         (a) Corporate Authority. Debtor is duly organized and existing under the laws of the state of its incorporation, is qualified and in good standing in all states in which it is doing business, and the execution and performance of this Note and Security Agreement are within the corporate powers, have been duly authorized and are not in contravention of any law or Debtors charter or any agreement or undertaking of which Debtor is party or by which it is bound.

         (b) Title to Collateral. Debtor is the owner of the Collateral free and clear of any and all adverse liens, security interest, except Pacific Capital, L.P. and Equitas, L.P., claims, encumbrances and the like and has full authority to use same as Collateral. Debtor will defend the Collateral against all other persons who, at any time, may claim an interest in it.

         (c) Outstanding Security Interests. Debtor warrants that there are no outstanding security interests except Pacific Capital, L.P. and Equitas, L.P., in the Collateral.

         (d) Negative Pledge. Except for the security interests created hereunder, Debtor agrees that during the term of this Note and Security Agreement and as long as any Obligations are outstanding, Debtor will not grant a security interest in the Collateral to any other person.

         (e) Adverse Lien. During the term of this Agreement, Debtor will keep the Collateral free from any and all adverse liens or encumbrances.

         (f) Sale of Collateral. Debtor will not sell, offer for sale, transfer or dispose of the Collateral or any interest in the Collateral without the prior written consent of Lender or Lender's assignee.

         (g) Unlawful Uses of Collateral. Debtor will not use or permit any person to use the Collateral in a manner prohibited by law, in violation of any insurance policy or in any manner inconsistent with Lender's security interest.

         (h) Care of Collateral. Debtor agrees to maintain the Collateral in good order and repair at all times and will not waste or destroy the Collateral or any part of it. Debtor shall make no material alterations in the Equipment without the prior written consent of Lender or Lender's assignee.

         (i) Taxes. If Debtor fails to pay any tax or assessment relating to the Collateral as required when due, Lender may, at its option, pay or discharge same, although it is not required to do so. Any payments made by Lender under this Section shall become the Obligation of Debtor and shall be secured by the Collateral.

         (j) Insurance. Debtor shall either (i) procure insurance insuring the Collateral against loss through theft, fire or casualty or (ii) may be self-insured, if approved in advance by Lender. If insured, any insurance policy shall name Lender as Loss Payee under the property damage provisions and Additional Named Insured under the liability provisions where applicable and provide evidence of insurance to the Lender and be satisfactory to Lender as to the terms and duration and contain a term to the effect that notice of termination will be sent to Lender at least thirty (30) days prior to any contemplated termination and be delivered to Lender. If Debtor at any time adds insurance covering the Collateral or changes policies, Debtor agrees that the new policies will comply with the terms of this paragraph.

         (k) Reports. Debtor shall provide Lender at its address all quarterly reports of Debtor's financial condition and annual financial reports audited by an independent certified public accountant or more frequently as requested.

         (l) Use of Equipment. Debtor will comply with all laws, regulations, and ordinances, and all applicable requirements of the manufacturer of the Equipment, applicable to the physical possession, operation, condition, use and maintenance of the Equipment. Debtor agrees to obtain all permits and licenses necessary for the operation of the Equipment.

         (m) Corporate Changes. Debtor will not enter into any merger or consolidation or effect any reorganization or recapitalization without the prior written consent of Lender.

         6. Financing Statements. Debtor agrees to execute one or more financing statements in a form satisfactory to Lender who is authorized to file a financing statement in any location deemed necessary or advisable to perfect Lender's security interest in the Collateral. Debtor expressly agrees to sign such financing statements on request of Lender. Debtor also agrees to cooperate fully with Lender in executing additional financing statements, amendments to financing statements and the like as may be deemed necessary or advisable by Lender in order to maintain and continue Lender's security interest in the Collateral.

         7. Default. It is agreed that the following events shall constitute a default under this Note and Security Agreement:

         (a) Nonpayment. Any failure of Debtor to pay when due, after 10 days written notice from Lender, any Obligations secured by this Note and Security Agreement shall constitute a default. This includes, but is not limited to, any failure to pay principal or interest when due, failure to pay taxes, failure to pay insurance and failure to pay delinquent charges.

         (b) Nonperformance. Any failure of Debtor to perform or observe fully and in any satisfactory manner the material terms of any Obligations secured by this Note and Security Agreements shall constitute a default.

         (c) Warranties and Representations that Prove False. Any warranty or representation made to Lender in order to induce the making of the Loan to Debtor whether made by Debtor, or others on behalf of Debtor, including agents, employees, sureties, guarantors, co-signors and the like, and whether such representations are contained in this agreement or in related materials, such as financial statements, loan applications, supporting documentation and guarantees, or in any financial instrument, such as a promissory note, executed in conjunction with this Note and Security Agreement, if incorrect in any material respect shall operate as a default under this Note and Security Agreement.

         (d) Levy and Attachments. Seizure, attachment or levy on any property of Debtor whether or not such property is the subject of the security interest created by this Note and Security Agreement, shall operate as a default under this Note and Security Agreement.

         (e) Insolvency and the Like. It shall operate as a default under this Note and Security Agreement if for any reason Debtor becomes insolvent or Debtor becomes subject to any proceeding under the bankruptcy or insolvency laws, including an assignment for the benefit of creditors or Debtor has its property placed under the custody of receiver or trustee.

         (f) Alteration of Debtor's Operating Conditions. Without Lender's written permission, dissolution or other termination of the existence of Debtor or any forfeiture of its right to do business, as well as any merger, consolidation or the like with another, shall constitute a default under this Note and Security Agreement.

         (g) Loss or Destruction of Collateral. The theft, loss, destruction, substantial damage to or alteration of the Collateral, whether in whole or in part, shall constitute a default under this Note and Security Agreement.

         (h) Unauthorized Use of Collateral or Proceeds. The sale, transfer or use of the Collateral or its proceeds except as authorized in this Note and Security Agreement shall be a default under this Note and Security Agreement.

         8. Acceleration. Upon the occurrence of an event of default or at any other time Lender may deem itself insecure, Lender may, without notice to the Debtor, declare all or any of the Obligations immediately due and payable.

         9. Rights and Remedies on Default.

         (a) Code Rights. Upon the occurrence of an event of default, Lender shall have all rights and remedies provided by law, including but not limited to those provided in the Uniform Commercial Code with respect to the Collateral.

         (b) Right to Possession. Upon the occurrence of an event of default lender shall have the right to take possession of the Collateral.

         (c) Right to Sell. Upon the occurrence of an event of default lender shall have the right to sell, assign, deliver, encumber or otherwise dispose of any of the Collateral.

         (d) Notice of Sale. Lender shall give Debtor notice of the time and place of the public sale of the Collateral or of the time after which any private sales or other intended disposition is to be made by sending a notice of such sale to Debtor by regular mail at least ten (10) days before the sale or disposition, which Debtor agrees shall be reasonable notice.

         (e) Charges. In the event that Collateral is sold or otherwise disposed of, the resale price or return shall be applied in the first instance to the reasonable expenses retaking, holding, preparing for sale or lease, selling, leasing and the like.

         (f) Attorney's Fees. The proceeds of the disposition may be applied in the first instance to Lender's attorney's fees and legal expenses.

         (g) Attorney in Fact. Debtor appoints Lender the attorney in fact of Debtor for the purpose of carrying out the provisions of this Note and Security Agreement and taking any action and executing any instrument which the Lender may deem necessary or advisable the accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Where allowed by law, Lender shall have the right to execute and file any financing statements on behalf of Debtor to protect its interest in Collateral. Lender shall also have the right to endorse the name of Debtor on any checks, notes or any other instruments for the payment of money, to deposit the same in bank accounts, in either Lender's own name or in the name of Debtor to institute, prosecute, settle or compromise any summary or legal proceedings for the recovery of any of the gross receipts from the operation of the Equipment and to initiate, prosecute, settle or compromise any other proceedings for the protection of the Equipment, for the recovery of any damages done to the Equipment or to defend any legal proceedings brought against Debtor arising out of the operation of the Equipment. Lender, as Debtor's attorney-in-fact, shall also have the right to make claim for, receive payment or endorse all documents, checks or drafts for loss or damage or return premium under insurance polices issued on collateral.

         Debtor shall indemnify and hold Lender harmless from any loss, claim of damage to persons or property arising out of Debtors use, possession or storage of the Equipment.

         10. Reimbursement of Fees. In the event Lender is a party to any litigation affecting the security or the lien of its security interest in the Collateral, including any suit by Lender to close its security interest in the Collateral or any suit in which Lender may be named a party defendant in which it is obligated to protect its right or lien, including bankruptcy proceedings, Lender may incur expenses and advance payments for lien searches, costs, expenses and reasonable attorney's fees, which amount shall be deemed additional Obligations secured by the Collateral.

         11. Miscellaneous.

         (a) All rights and remedies of Lender inure to the benefit of its successors, assigns, representatives, receivers and trustees.

         (b) In the event any provision of this Note and Security Agreement shall be found to be unenforceable in any legal proceeding, the remaining provisions shall remain in force and effect.

         (c) Prior to Funding this Note, Debtor shall deliver to Lender all documents required by this Note and Security Agreement in a form satisfactory to Lender.

         (d) This Note and Security Agreement becomes effective when signed and delivered to Lender.

         (e) Debtor acknowledges receipt of a copy of this Note and Security Agreement.

         (f) This Note and Security Agreement is and shall be deemed to be binding upon and shall inure to the benefit of the successors and assigns of Lender and Debtor, provided however, Debtor may not assign any of its rights or delegate any of its obligations hereunder without the prior written consent of Lender. This Note and Security Agreement may be assigned by Lender without notice to Debtor and the Guarantors, in which event the assignee shall be entitled to exercise all rights and powers but not be chargeable with any obligations or liabilities of Lender hereunder. Assignee may also grant a security interest in the Collateral and this Note and Security Agreement. The Assignee's rights or the rights of the Holder of a security interest in this Note and Security Agreement shall be free from all defenses, set offs and counterclaims which Debtor may be entitled to assert.

         (g) This Note and Security Agreement is and shall be deemed to be contract entered into and made pursuant to the laws of the State of Iowa and shall in all respects be governed, construed, applied, and enforced in accordance with the laws of said state and any action to enforce, construe, invalidate or modify this Agreement shall be brought in a court of competent jurisdiction in Linn County, Iowa. Debtor waive the right to demand a trial by jury in any action hereunder.

         (h) Any demand or notice required or permitted to be given shall be deemed effective when deposited in the United States mail addressed to the party at the address shown or to such other address as may be provided in writing prior to the giving of such notice by the party to be notified.

         (i) This Note and Security Agreement constitutes the entire agreement among the parties hereto and may not be changed or canceled orally, but only in writing, signed by the party to be charged.

         (j) Debtor agrees to deliver to Lender its successors and assigns, upon request of Lender such certificates, acknowledgment, consents, opinions of counsel and any other instruments, all in form and substance satisfactory to Lender, which Lender may, in its sole discretion, determine to be necessary or proper to confirm any or all of the representations and agreements made by Debtor hereunder or to facilitate the assignment by Lender of its right, title and interest in and to the Collateral and this Note and Security Agreement.

         12. Guarantors. Lender has required the participation of the Guarantors as a precondition to making the loan evidenced by this Note and Security Agreement. The Guarantors by their execution of this Note and Security Agreement acknowledge that the obligations of Debtor to Lender are enforceable in accordance with their terms, that such obligations of Debtor to Lender constitute guaranteed obligations of the Guarantors under the personal guarantees executed by the Guarantors this same date and that the guarantees are in full force and effect, without amendment or defense of any description.

BERTHEL FISHER LEASING, INC.            HLM DESIGN, INC.


By:                                     By:     /s/ Vernon B. Brannon
    ---------------------------              -----------------------------
Title:                                  Title: Senior Vice President
       ------------------------                ----------------------------

                               GUARANTORS

                       Hansen Lind Meyer, Inc.

                       By:     /s/ Vernon B. Brannon
                           -----------------------------
                       Its:     Senior Vice President
                           -----------------------------



                                                  /s/ Joseph Harris
                                           -----------------------------
                                             Joseph Harris, personally


                                                  /s/ Vernon B. Brannon
                                           -----------------------------
                                             Vernon Brannon, personally



                                           -----------------------------
                                             William Blalock, personally

                                    GUARANTY


TO:      Berthel Fisher & Company Leasing, Inc.                Date:____________
         100 Second Street SE
         Cedar Rapids, Iowa 52401

                        RE:     HLM Design, Inc. OBLIGER
                                121 West Trade Street
                                Charlotte, NC 18102

GENTLEMEN:

For valuable consideration, the receipt of which is acknowledged, the Undersigned jointly and severally unconditionally guarantee to you the full and prompt performance by the above named Obligor (herein called "Obligor"), of all obligations currently under Note & Security agreement dated September 10, 1997 which Obligor presently or hereafter may have to you and payment when due of all sums presently or hereafter owning by Obligor to you under such Note and Security Agreement and agree to indemnify you against any losses you may sustain and expenses you may incur as a result of any wrongful act of Obligor in connection therewith.

For the purposes of this guaranty and indemnity, in connection herewith sums owing to you by Obligor shall be deemed to have become immediately due and payable if (a) Obligor defaults in any of its obligations to you; (b) a petition under any Chapter of the Bankruptcy Act, as amended, or for the appointment of a receiver of any part of the property of Obligor be filed against Obligor, and not be dismissed within thirty (30) days; (c) such a petition be filed by Obligor; (d) Obligor makes a general assignment for the benefit of creditors, suspends business or commits any act amounting to a business failure, or (e) an attachment be levied or tax lien be filed against any Obligor's property.

This shall be a continuing guaranty and indemnity and, irrespective of the lack of any notice to or consent of the Undersigned, that obligations hereunder shall not be impaired in any manner whatsoever by any:

         (a) new agreements or obligations of Obligor with or to you; amendments extensions, modifications, renewals or waivers of default as to any existing or future agreements or obligations of Obligor or third parties with or to you, extensions of credit by you to Obligor;

         (b) adjustments, compromises or releases of any obligations of Obligor, the Undersigned or any other parties, or exchanges, releases or sales of any security of Obligor, the Undersigned or any other parties;

         (c) fictitious, incorrectness, invalidity or unenforceability, for any reason, of any instrument, or acts of commission or omission by you or Obligor;

         (d) compositions, extensions, moraloria or other relief granted to Obligor pursuant to any statute presently in force or hereafter enacted, or

         (e) interruption in the business rotations between you and Obligor.

Notice of your acceptance hereof, or default and non-payment by Obligor or any other parties, of presentment, protest and demand, and other matters of which the Undersigned otherwise might be entitled, is waived.

The obligations hereunder of each of the Undersigned are independent and several, and shall be binding upon their respective successors, heirs and personal representatives. The failure of any person to sign this guaranty and indemnity shall not effect the liability hereunder of any signer hereof. The death or release from liability hereunder of any of the Undersigned shall not relieve the others from liability hereunder. Each of the Undersigned may terminate any obligations hereunder as to any future obligations, as relates to the Undersigned only, by giving notice to you of termination by certified mail at the address sated above, at least 30 days prior to the effective date of such termination (hereinafter "Termination Date"). Such termination will have no effect on any previous or present obligations which are covered by this guaranty before the Termination Date. Such termination will have no effect on the future obligations of any of the other Undersigned.

The Undersigned shall reimburse you, on demand, for all expenses incurred by you in the enforcement or attempted enforcement of any of your rights hereunder against any of the Undersigned.

This guaranty and indemnity is assignable, shall be construed liberally in your favor and shall inure to the benefit of your successors and assigns. If Obligor should default in the performance of any of Obliger's obligations to you, and if any third party makes any payments to you with respect thereto, such third party shall, to the extent thereof, be subrogated to all of your rights against the Undersigned hereunder. Legal rights and obligations hereunder shall be determined in accordance with the laws of the state of Iowa.

IN WITNESS WHEREOF, each of the Undersigned has personally executed the Guaranty or caused same to be executed by the proper corporate officers.




--------------------------                 HANSEN LIND MEYER INC.
Witness


  /s/ Shirley J. Linn                        /s/ Vernon B. Brannon
---------------------------                -----------------------------
Witness                                    Senior Vice President

                                    GUARANTY

TO:      Berthel Fisher & Company Leasing, Inc.                Date:____________
         100 Second Street SE
         Cedar Rapids, Iowa 52401

                        RE:     Vernon Brannon, Guarantor
                                HLM Design, Inc., Obligor

GENTLEMEN:

For valuable consideration, the receipt of which is acknowledged, the Undersigned jointly and severally unconditionally guarantee to you the full and prompt performance by the above named Obligor (herein called "Obligor"), of all obligations currently under Note & Security agreement dated September 10, 1997 which Obligor presently or hereafter may have to you and payment when due of all sums presently or hereafter owing by Obligor to you under such Note and Security Agreement and agree to indemnify you against any losses you may sustain and expenses you may incur as a result of any wrongful act of Obligor in connection therewith.

For the purposes of this guaranty and indemnity, in connection herewith sums owing to you by Obligor shall be deemed to have become immediately due and payable if (a) Obligor defaults in any of its obligations to you; (b) a petition under any Chapter of the Bankruptcy Act, as amended, or for the appointment of a receiver of any part of the property of Obligor be filed against Obligor, and not be dismissed within thirty (30) days; (c) such a petition be filed by Obligor; (d) Obligor makes a general assignment for the benefit of creditors, suspends business or commits any act amounting to a business failure, or (e) an attachment be levied or tax lien be filed against any Obligor's property.

This shall be a continuing guaranty and indemnity and, irrespective of the lack of any notice to or consent of the Undersigned, that obligations hereunder shall not be impaired in any manner whatsoever by any:

         (a) new agreements or obligations of Obligor with or to you; amendments extensions, modifications, renewals or waivers of default as to any existing or future agreements or obligations of Obligor or third parties with or to you, extensions of credit by you to Obligor;

         (b) adjustments, compromises or releases of any obligations of Obligor, the Undersigned or any other parties, or exchanges, releases or sales of any security of Obligor, the Undersigned or any other parties;

         (c) fictitious, incorrectness, invalidity or unenforceability, for any reason, of any instrument, or acts of commission or omission by you or Obligor;

         (d) compositions, extensions, moraloria or other relief granted to Obligor pursuant to any statute presently in force or hereafter enacted, or

         (e) interruption in the business rotations between you and Obligor.

Notice of your acceptance hereof, or default and non-payment by Obligor or any other parties, of presentment, protest and demand, and other matters of which the Undersigned otherwise might be entitled, is waived.

The obligations hereunder of each of the Undersigned are independent and several, and shall be binding upon their respective successors, heirs and personal representatives. The failure of any person to sign this guaranty and indemnity shall not effect the liability hereunder of any signer hereof. The death or release from liability hereunder of any of the Undersigned shall not relieve the others from liability hereunder. Each of the

Undersigned may terminate any obligations hereunder as to any future obligations, as relates to the Undersigned only, by giving notice to you of termination by certified mail at the address sated above, at least 30 days prior to the effective date of such termination (hereinafter "Termination Date"). Such termination will have no effect on any previous or present obligations which are covered by this guaranty before the Termination Date. Such termination will have no effect on the future obligations of any of the other Undersigned.

The Undersigned shall reimburse you, on demand, for all expenses incurred by you in the enforcement or attempted enforcement of any of your rights hereunder against any of the Undersigned.

This guaranty and indemnity is assignable, shall be construed liberally in your favor and shall inure to the benefit of your successors and assigns. If Obligor should default in the performance of any of Obliger's obligations to you, and if any third party makes any payments to you with respect thereto, such third party shall, to the extent thereof, be subrogated to all of your rights against the Undersigned hereunder. Legal rights and obligations hereunder shall be determined in accordance with the laws of the state of Iowa.

IN WITNESS WHEREOF, each of the Undersigned has personally executed the Guaranty or caused same to be executed by the proper corporate officers.



---------------------------                  -------------------------------
Witness


  /s/ Shirley J. Linn                           /s/ Vernon B. Brannon
---------------------------                  -------------------------------
Witness                                       Vernon B. Brannon

                                    GUARANTY

TO:      Berthel Fisher & Company Leasing, inc.                Date:____________
         100 Second Street SE
         Cedar Rapids, Iowa 52401

                        RE:     William Blalock, Guarantor
                                HLM Design, Inc., Obligor

GENTLEMEN:

For valuable consideration, the receipt of which is acknowledged, the Undersigned jointly and severally unconditionally guarantee to you the full and prompt performance by the above named Obligor (herein called "Obligor"), of all obligations currently under Note & Security agreement dated September 10, 1997 which Obligor presently or hereafter may have to you and payment when due of all sums presently or hereafterowingn by Obligor to you under such Note and Security Agreement and agree to indemnify you against any losses you may sustain and expenses you may incur as a result of any wrongful act of Obligor in connection therewith.

For the purposes of this guaranty and indemnity, in connection herewith sums owing to you by Obligor shall be deemed to have become immediately due and payable if (a) Obligor defaults in any of its obligations to you; (b) a petition under any Chapter of the Bankruptcy Act, as amended, or for the appointment of a receiver of any part of the property of Obligor be filed against Obligor, and not be dismissed within thirty (30) days; (c) such a petition be filed by Obligor; (d) Obligor makes a general assignment for the benefit of creditors, suspends business or commits any act amounting to a business failure, or (e) an attachment be levied or tax lien be filed against any Obligor's property.

This shall be a continuing guaranty and indemnity and, irrespective of the lack of any notice to or consent of the Undersigned, that obligations hereunder shall not be impaired in any manner whatsoever by any:

         (a) new agreements or obligations of Obligor with or to you; amendments extensions, modifications, renewals or waivers of default as to any existing or future agreements or obligations of Obligor or third parties with or to you, extensions of credit by you to Obligor;

         (b) adjustments, compromises or releases of any obligations of Obligor, the Undersigned or any other parties, or exchanges, releases or sales of any security of Obligor, the Undersigned or any other parties;

         (c) fictitious, incorrectness, invalidity or unenforceability, for any reason, of any instrument, or acts of commission or omission by you or Obligor;

         (d) compositions, extensions, moraloria or other relief granted to Obligor pursuant to any statute presently in force or hereafter enacted, or

         (e) interruption in the business rotations between you and Obligor.

Notice of your acceptance hereof, or default and non-payment by Obligor or any other parties, of presentment, protest and demand, and other matters of which the Undersigned otherwise might be entitled, is waived.

The obligations hereunder of each of the Undersigned are independent and several, and shall be binding upon their respective successors, heirs and personal representatives. The failure of any person to sign this guaranty and indemnity shall not effect the liability hereunder of any signer hereof. The death or release from liability hereunder of any of the Undersigned shall not relieve the others from liability hereunder. Each of the

Undersigned may terminate any obligations hereunder as to any future obligations, as relates to the Undersigned only, by giving notice to you of termination by certified mail at the address sated above, at least 30 days prior to the effective date of such termination (hereinafter "Termination Date"). Such termination will have no effect on any previous or present obligations which are covered by this guaranty before the Termination Date. Such termination will have no effect on the future obligations of any of the other Undersigned.

The Undersigned shall reimburse you, on demand, for all expenses incurred by you in the enforcement or attempted enforcement of any of your rights hereunder against any of the Undersigned.

This guaranty and indemnity is assignable, shall be construed liberally in your favor and shall inure to the benefit of your successors and assigns. If Obligor should default in the performance of any of Obliger's obligations to you, and if any third party makes any payments to you with respect thereto, such third party shall, to the extent thereof, be subrogated to all of your rights against the Undersigned hereunder. Legal rights and obligations hereunder shall be determined in accordance with the laws of the state of Iowa.

IN WITNESS WHEREOF, each of the Undersigned has personally executed the Guaranty or caused same to be executed by the proper corporate officers.


---------------------------                  -------------------------------
Witness


  /s/ Shirley J. Linn
---------------------------                  -------------------------------
Witness                                      William Blalock

                                    GUARANTY

TO:      Berthel Fisher & Company Leasing, inc.                Date:____________
         100 Second Street SE
         Cedar Rapids, Iowa 52401

                   RE:     Joseph Harris, Guarantor
                           HLM Design, Inc., Obligor

GENTLEMEN:

For valuable consideration, the receipt of which is acknowledged, the Undersigned jointly and severally unconditionally guarantee to you the full and prompt performance by the above named Obligor (herein called "Obligor"), of all obligations currently under Note & Security agreement dated September 10, 1997 which Obligor presently or hereafter may have to you and payment when due of all sums presently or hereafter owning by Obligor to you under such Note and Security Agreement and agree to indemnify you against any losses you may sustain and expenses you may incur as a result of any wrongful act of Obligor in connection therewith.

For the purposes of this guaranty and indemnity, in connection herewith sums owing to you by Obligor shall be deemed to have become immediately due and payable if (a) Obligor defaults in any of its obligations to you; (b) a petition under any Chapter of the Bankruptcy Act, as amended, or for the appointment of a receiver of any part of the property of Obligor be filed against Obligor, and not be dismissed within thirty (30) days; (c) such a petition be filed by Obligor; (d) Obligor makes a general assignment for the benefit of creditors, suspends business or commits any act amounting to a business failure, or (e) an attachment be levied or tax lien be filed against any Obligor's property.

This shall be a continuing guaranty and indemnity and, irrespective of the lack of any notice to or consent of the Undersigned, that obligations hereunder shall not be impaired in any manner whatsoever by any:

         (a) new agreements or obligations of Obligor with or to you; amendments extensions, modifications, renewals or waivers of default as to any existing or future agreements or obligations of Obligor or third parties with or to you, extensions of credit by you to Obligor;

         (b) adjustments, compromises or releases of any obligations of Obligor, the Undersigned or any other parties, or exchanges, releases or sales of any security of Obligor, the Undersigned or any other parties;

         (c) fictitious, incorrectness, invalidity or unenforceability, for any reason, of any instrument, or acts of commission or omission by you or Obligor;

         (d) compositions, extensions, moraloria or other relief granted to Obligor pursuant to any statute presently in force or hereafter enacted, or

         (e) interruption in the business rotations between you and Obligor.

Notice of your acceptance hereof, or default and non-payment by Obligor or any other parties, of presentment, protest and demand, and other matters of which the Undersigned otherwise might be entitled, is waived.

The obligations hereunder of each of the Undersigned are independent and several, and shall be binding upon their respective successors, heirs and personal representatives. The failure of any person to sign this guaranty and indemnity shall not effect the liability hereunder of any signer hereof. The death or release from liability hereunder of any of the Undersigned shall not relieve the others from liability hereunder. Each of the

Undersigned may terminate any obligations hereunder as to any future obligations, as relates to the Undersigned only, by giving notice to you of termination by certified mail at the address sated above, at least 30 days prior to the effective date of such termination (hereinafter "Termination Date"). Such termination will have no effect on any previous or present obligations which are covered by this guaranty before the Termination Date. Such termination will have no effect on the future obligations of any of the other Undersigned.

The Undersigned shall reimburse you, on demand, for all expenses incurred by you in the enforcement or attempted enforcement of any of your rights hereunder against any of the Undersigned.

This guaranty and indemnity is assignable, shall be construed liberally in your favor and shall inure to the benefit of your successors and assigns. If Obligor should default in the performance of any of Obliger's obligations to you, and if any third party makes any payments to you with respect thereto, such third party shall, to the extent thereof, be subrogated to all of your rights against the Undersigned hereunder. Legal rights and obligations hereunder shall be determined in accordance with the laws of the state of Iowa.

IN WITNESS WHEREOF, each of the Undersigned has personally executed the Guaranty or caused same to be executed by the proper corporate officers.


---------------------------                  -------------------------------
Witness


  /s/ Shirley J. Linn                        /s/ Joseph Harris
---------------------------                  -------------------------------
Witness                                      Joseph Harris

                    AMENDMENT TO NOTE AND SECURITY AGREEMENT


#079-21815-001


Berthel Fisher & Company Leasing, Inc., (Lender) having executed and delivered a certain Note and Security Agreement dated 9-10-97, in the amount of Five Hundred Thousand Dollars ($500,000.00), to HLM Design, Inc. (Debtor).
         It is now mutually covenanted and agreed by Lender and Debtor of said Note and Security Agreement, that the ENDING DATE of said Note and Security Agreement shall be amended to read as follows:

All accrued interest and principal shall be due and payable on July 1, 1998.

Other than the above amendment, all other provisions of the Note and Security Agreement shall remain unchanged.
         This agreement shall be fining upon the Lender and Debtor, their successors, administrators, executors and assigns.

Dated:   4-27-98

Debtor: HLM Design, Inc.

         /s/ Vernon B. Brannon

Accepted:

By:/s/ Nancy L. Lowenberg VP & COO

Date:    4-30-98

Lender: Berthel Fisher & Company Leasing, Inc.